UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]

Preliminary Information Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]

Definitive Information Statement

IBI ACQUISITIONS, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]        No fee required

[  ]

$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

IBI ACQUISITIONS, INC.

90 Madison Street, Suite 701

Denver, CO 80206

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about February 13, 2012 (the “Mailing Date”) to the shareholders of record, as of January 12, 2012 (the “Record Date”), of IBI Acquisitions, Inc. (hereinafter referred to as “we,” “us,” “our,” the “Company”, or “Silicon South”), a Colorado corporation. This Information Statement is being circulated to advise the shareholders of action already approved and taken without a meeting by written consent of our shareholders who hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal set forth herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about March 5, 2012 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The action to be effective twenty days after the mailing of this Information Statement is as follows:

(1)

An amendment to the Company’s Articles of Incorporation to change the Company’s name to “T.O Entertainment, Inc.,” to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the amendment to the Company’s Articles of Incorporation. Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the follo0wing action was taken pursuant to a Written Consent of shareholders holding a majority of the Company’s issued and outstanding shares of common stock:

(1)

An amendment to the Company’s Articles of Incorporation to change the Company’s name to “T.O Entertainment, Inc.” to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

The Board of Directors has fixed the close of business on January 12, 2012, as the Record Date for determining the shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on January 12, 2012, are entitled to notice of the foregoing action to be effective on or about March 5, 2012.  Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because shareholders holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and having sufficient voting power to approve such proposal through their ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the Colorado Revised Statutes which provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holders of a majority of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholder who holds a majority of the voting power of our capital stock.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

IBI Acquisitions, Inc. was incorporated under the laws of the State of Colorado on May 22, 2008.  As disclosed on a Form 8-K filed by the Company with the Securities and Exchange Commission on January 3, 2012, on January 3, 2012, the Company entered into separate Investment Agreements (the “Investment Agreements”) with 20 shareholders (the “Investors”) of T.O Entertainment, Inc. a Japan corporation (“TOE Japan”) who were the owners of one hundred percent (100%) of the outstanding shares of TOE Japan.  Pursuant to the terms of the Investment Agreements, each of the Investors agreed to make a direct investment in the Company in the form of a contribution to the Company of all shares of common stock of TOE Japan owned by the Investor (“TOE Japan Shares”), and the Company agreed to issue to each of the Investors approximately 6,893 shares of common stock of the Company for each TOE Japan Share invested in the Company.  The parties closed the transaction on January 3, 2012.  At the time of closing under the Investment Agreements, the Investors invested a total of 4,596 TOE Japan Shares (representing 100% of the outstanding stock of TOE Japan) in the Company, by transferring ownership of such shares to the Company, thereby making TOE Japan a wholly-owned subsidiary of the Company.  The Company issued a total of 31,680,000 shares of its common stock to the Investors in exchange for their TOE Japan Shares.  Following closing under the Investment Agreements, the Company now carries on the business of TOE Japan as its sole line of business.

TOE Japan was formed in 2003. It initially acted as an agent for authors and cartoonists and was mainly involved in the publishing of books.  In 2007 TOE Japan entered into the production segment of the entertainment industry with the production of animated films.

Currently we are engaged in two industry segments (i) film entertainment, which consists principally of production and distribution of animated and live action feature films, including the distribution of such films on DVD and Blu-ray Discs, and (ii) publishing and distribution of books.   In addition, we control the intellectual property rights to 25 films, including both animated and live action.  We derive revenue from these rights through the receipts of royalties from various distribution channels.

For the fiscal year ending March 31, 2012 it is anticipated that approximately 6.6% of revenue will come from the publishing and distribution of books, approximately 48.5% will come from producing and distributing animated films for theatrical and television release, approximately 9.2% will come from producing and distributing live action films for theatrical release, and approximately 35% will come from distribution of DVDs and Blu-ray Discs.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors serve one year terms or until their successors are elected.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position	Director or Officer Since

Takeichi Honda

36

Chairman of the Board of Directors

January 3, 2012

and Chief Executive Officer

Yui Shibata

35

Director

January 3, 2012

Josephine Chen

26

Director

January 3, 2012

Takashi Kurahashi

67

Treasurer

January 3, 2012

Arnold Tinter

67

Chief Financial Officer

January 3, 2012

Mr. Takeichi Honda, age 36, has been the Chairman of the Board of Directors and Chief Executive Officer since January 3, 2012.  He has been the CEO of T.O Entertainment Inc. since April 2003.  He graduated from the Waseda University of Japan. From 1998 to 2003, he worked in Kadokawa Group Publishing Co., Ltd., in the Editing Department of the monthly “Dragon Magazine”. One of the main works that he was involved in was the feature film “BLOOD THE LAST VAMPIRE”. This title was also later remade in Hong Kong. In addition, he was also one of the producers that was involved in the production of works by Mamoru Oshii from his early days before he became famous. The world renowned director, Mamoru Oshii is also known for gaining respect from international directors such as James Cameron and the Wachowski brothers.  In 2001, he was transferred to the Publishing Department and became involved in the editing of novels. Some of the main works that he was involved in are “Kisarazu Cat’s Eye” by the famous and talented director, scriptwriter and actor, Kudou Kankurou, “Juon” and “Boisu”. The horror novel, “Juon” or commonly known as “the grudge” was remade by Hollywood in 2004. It achieve a great box office of USD$187,281,115 and the series was renewed till the 3rd movie. He was also later transferred to the Movie Department and was involved in the production of “Juon 2” as a producer.  He was also in charge of making the Korean Horror Movie “Phone” into the Japanese novel “Boisu”. Of the titles mentioned about, “Kisarazu Cat’s Eye” sold 300,000 copies, the “Juon” series sold 500,000 copies and “Boisu” sold 150,000 copies. We have concluded that Mr. Honda should serve as a director in light of his business and industry experience particularly in the entertainment field.

Mr. Yui Shibata, age 35 has been a member of the Board of Directors since January 3, 2012.  He has been a Director of T.O Entertainment Inc since August 2004. He graduated from Jouchi University and majored in English Studies. From 1999 to 2004, he worked in Kadokawa Group Publishing Co., Ltd. He was involved mainly in the editing of magazines, books and comics. His 5 years of experience in the Light Novel Department allows him to have an extensive network with popular authors. His networks not only give TOE Group great advantage in acquiring rights to remake the originals into TV animation and Animated Films but also ensure strong co-operating relationships with domestic partners. He is also one of the main contributing factors that enabled TO Books to acquire the distribution rights of Sorcerous Stabber Orphen whose series have an accumulated sales record of 12 million copies. Last but not least, his English skills enable him to be involved in the international co-productions of animations as one of our main producers.  We have concluded that Mr. Shibata should serve as a director in light of his business and industry experience particularly in the book publishing field.

Mr. Takashi Kurahashi, age 67, has been the Treasurer since January 3, 2012, and the Corporate Advisor of the Administration Department of T.O Entertainment Inc. since December 2006. From 2004 to 2006, he was the General Manager of the Administration Department of Orix Facilities Corporation. From 1997 to 2004, he was the Executive Vice President of Nissho Iwai Futures Corporation. From 1994 to 1997, he was the General Manager of the Accounting Department of the Nissho Iwai Corporation. From 1991 to 1994, he was the General Manager of the Accounting Department of Nissho Iwai American Corporation.

Ms. Josephine Chen, age 26, has been a member of the Board of Directors since January 3, 2012.  She has been the Representative of T.O Entertainment Singapore Pte Ltd since December 2009. She is in charge of the operation of company and the production of animation and featured films in Singapore. She graduated with a Bachelor with Merits Degree from National University of Singapore in 2007. After she graduated, she worked with Matsui Mfg Co., Ltd in the Marketing Department as a Marketing Executive in Japan until 2009. She was responsible for the communication with the press and planning of the international marketing strategies for the company.  We have concluded that Ms. Chen should serve as a director in light of her business and industry experience particularly in the marketing field.

Mr. Arnold Tinter, age 67, was appointed as Chief Financial Officer of the Registrant on January 3, 2012.  Mr. Tinter founded Corporate Finance Group, Inc., a consulting firm located in Denver, Colorado, in 1992, and is its President.  Corporate Finance Group, Inc, is involved in financial consulting in the areas of strategic planning, mergers and acquisitions and capital formation.  He provides CFO services to other public companies, including Agrisolar Solutions, Inc., a company engaged in the agricultural industry and Arvana Inc., a shell company currently seeking a merger candidate.  He has provided CFO services to Spicy Pickle Franchising, Inc., of Denver, Colorado, from 2006 to the present, where his responsibilities included oversight of all accounting functions including SEC reporting, strategic planning and capital formation.  From May 2001 to May 2003, he served as Chief Financial Officer of Bayview Technology Group, LLC, a privately held company that manufactured and distributed energy-efficient products. From May 2003 to October 2004, he served as that company’s Chief Executive Officer. Prior to 1990 Mr. Tinter was Chief Executive Officer of Source Venture Capital, a holding company with investments in the gaming, printing, and retail industries.   Mr. Tinter received a B.S. degree in Accounting in 1967 from C.W. Post College, Long Island University, and is licensed as a Certified Public Accountant in Colorado and New York.

Family Relationships

There are no family relationships between any of the current directors or officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 3, 2012, certain information with respect to the common stock beneficially owned by (i) each director, nominee to the Board of Directors and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all directors and executive officers as a group:

Name and Address

Amount and Nature

Percentage

Title and Class

of Beneficial Owner

of Beneficial Ownership

of Class

Common

Takeichi Honda 1

18,921,150 2

30.69%

Common

Yui Shibata

  4,308,095 3

 6.99%

Common

Takashi Kurahashi 1

     758,225 4

 1.23%

Common

Arnold Tinter 1

-

-

Common

Josephine Chen 1

-

-

Common

DIT No. 1 Investment Limited

13,785,900 5

22.36%

Partnership

Common

Tokyo Small and Medium Business

  4,825,065 6

 7.83%

 Investment & Consultation

Common

Takayuki Sudo

  3,170,757 7

 5.14%

Common

All Directors and Executive Officers

23,987,470

38.91%

as a Group ( 5 in number)

__________________________________________________________________________________

(1)

The named person is an officer and/or a director of the Company.

(2)

Includes 6,444,910 shares directly owned and 12,476,240 shares issuable upon the exercise of vested stock options.

(3)

Includes 1,585,379 directly owned and 2,722,716 shares issuable upon the exercise of vested stock options.

(4)

Includes 551,436 shares directly owned and 206,789 shares issuable upon the exercise of vested stock options.

(5)

Includes 8,960,835 shares directly owned and 4,825,065 shares issuable upon conversion of a convertible bond

(6)

Shares issuable upon conversion of a convertible bond.

(7)

Shares directly owned.

VOTING SECURITIES & INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Colorado Business Corporation Act, a vote by the holders of at least a majority of the outstanding shares of common stock of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. As of the Record Date, the Company had 33,000,000 Voting Shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting shareholders are the record and beneficial owners of 16,991,124 shares of the Company’s common stock, which represents approximately 51.49% of the total number of Voting Shares. Pursuant to Section 7-107-104 of the Colorado Business Corporation Act, the consenting shareholders voted in favor of the action described herein in a written consent, dated January 12, 2012.  No consideration was paid for the consents.

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors and the consenting majority shareholders have adopted and approved resolutions to amend the Articles of Incorporation to change the Company’s name to T.O Entertainment, Inc.  A copy of the Certificate of Amendment is attached hereto as Exhibit A.

Dissenter’s Rights

The Colorado Business Corporation Act does not provide for dissenter’s rights of appraisal in connection with the above described action.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Arnold Tinter, the Chief Financial Officer at 90 Madison Street, Suite 701, Denver, Colorado 80206.  We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.  Copies of our annual report on Form 10-K, may be obtained, free of charge, upon written request by any shareholder to the Company at 90 Madison Street, Suite 701, Denver, Colorado 80206.

Exhibits

1.

Amendment to the Articles of Incorporation of IBI Acquisitions, Inc.

By Order of the Board of Directors,

/s/ Arnold Tinter
Arnold Tinter, Chief Financial Officer

February 1, 2012

EXHIBIT A

Document must be filed electronically.

Paper documents will not be accepted.

Document processing fee

$25.00

Fees & forms/cover sheets

are subject to change.

To access other information or print

copies of filed documents,

visit www.sos.state.co.us and

select Business.

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-1 10-106 of the Colorado Revised Statutes (C.R.S.)

ID number:		20081279604

1.	Entity name:	IBI Acquisitions, Inc.
(If changing the name of the corporation, indicate name BEFORE the name change)

2.	New Entity name: (if applicable)	T.O Entertainment, Inc.

3.	Use of Restricted Words (if any of these terms are contained hi an entity name, true name of an entity, trade name or trademark stated hi this document, mark the applicable box):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, casualty”, “mutual “, or “surety”

4.	Other amendments, if any, are attached.

5.	If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6.	If the corporation’s period of duration as amended is less than perpetual, state the date on which the period of duration expires:
(mm/dd/yyyy)

OR

If the corporation’s period of duration as amended is perpetual, mark this box: ■

7.	(Optional) Delayed effective date:
(mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

AMD_PC                                                                       Page 1 of 2                                   Rev. 5/01/2010

8.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Joiner	Gary	S.
		(Last) (First) (Middle) (Suffix)

		4750 Table Mesa Dr.
		(Street name and number or Post Office information)

		Boulder	CO	80305
		(City) (State) (Postal Zip Code)

			United States
		(Providence-if applicable) (Country – if not US)

(The document need not state the tine name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include all attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

AMD_PC                                                                       Page 1 of 2                                   Rev. 5/01/2010